UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual

Report

2004

DECEMBER 31, 2004

♦	STRATEGIC BOND FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

DEAR SHAREHOLDER,

We are pleased to present the annual report of the Salomon Brothers Variable Strategic Bond Fund for the 12-month period ended December 31, 2004.

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the year. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP rose a solid 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising interest rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during August, September, November, and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Despite the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 3, 2005

Roger M. Lavan, CFA

Executive Vice President

Peter J. Wilby, CFA

Executive Vice President

David J. Scott

Co-Portfolio Manager

MARKET OVERVIEW

As widely anticipated, the Fed raised its federal funds target rate during 2004, bringing it to 2.25%, at year end, from 1.00%, which had been its lowest level in more than 40 years. Even though the market fully expected the 25 basis pointiv hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. The Fed continued to reiterate throughout the year that it would increase rates “at a pace that is likely to be measured” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”v The yield on the 10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury market rallied after the Fed’s initial 25 basis point rate hike and traded within a narrow range for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and pace of rate hikes. The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy has entered its fourth year of expansion since the 2001 recession.vi Although a series of events — surging oil prices, hurricanes, and the waning effects of 2002-2003 tax cuts, among others — likely restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past yearvii, but the pace of improvements is uneven from month-to-month. Given the combination of strong GDP results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

During 2004, the high-yield market, as represented by the Citigroup High Yield Market Index,viii returned 10.79%, outperforming nearly all other fixed income asset classes. The high-yield market’s strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period.

Emerging markets debt performed positively through the 12 months ended December 31, 2004, returning 11.77% as represented by the J.P. Morgan Emerging Markets Bond Index Plusix (“EMBI+”). Good country fundamentals, commodity price strength and the absence of U.S. Treasury market volatility during the majority of the period supported emerging markets debt returns.

PERFORMANCE UPDATE1

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable Strategic Bond Fund, returned 6.65%. These shares outperformed the fund’s unmanaged benchmark, the Lehman Brothers Aggregate Bond Indexx and the fund’s previous benchmark, the Citigroup Broad Investment Grade Bond Index,xi which returned 4.34% and 4.48%, respectively, for the same period. In comparison, the Lipper Variable Global Income Funds Category Average2 was 9.00%.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(unaudited)

	6 Months	12 Months

Variable Strategic Bond Fund — Class I Shares	6.76%	6.65%

Lehman Brothers Aggregate Bond Index	4.18%	4.34%

Citigroup Broad Investment Grade Bond Index	4.29%	4.48%

Lipper Variable Global Income Funds Category Average	10.62%	9.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 31 funds for the six-month period and among the 31 funds for the 12-month period in the fund’s Lipper category.

FACTORS IMPACTING FUND PERFORMANCE

The portfolio’s allocation to higher-yielding bonds has proved to be beneficial in benchmark outperformance over the period, which, in the managers’ view, should continue as interest rates continue to rise from Fed tightening and the economy remains stable. Within the U.S. investment-grade component of the portfolio, we increased our allocations to asset-backed securities and U.S. Treasuries. We decreased our allocation to the U.S. high-yield market in favor of increasing exposure to emerging markets debt, which provided additional yield and performance over the 12 months, and, to a lesser degree, non-U.S. investment grade. We remain slightly short duration versus the benchmark index, as we continue to position our portfolio defensively on interest rates.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 31 funds in the fund’s Lipper category.

Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Executive Vice President	Roger M. Lavan, CFA Executive Vice President	David J. Scott Co-Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s portfolio composition (as a percentage of net assets) as of December 31, 2004 were: U.S. Government Agencies & Obligations (37.3%); Corporate Bonds & Notes (25.9%); Sovereign Bonds (25.7%); Commercial Paper (23.0%); Repurchase Agreements (13.2%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
[v]	Source: Federal Reserve Board; Statements following meetings on December 14, 2004, November 10, 2004 and September 21, 2004.
vi	Source: Based upon gross domestic product data from the Bureau of Economic Analysis.
vii	Based upon data from the U.S. Department of Labor.
viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
ix	The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
[x]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
xi	The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

Fund at a Glance

(unaudited)

Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	6.76%	$1,000.00	$1,067.60	0.98%	$5.09
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to Class I’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.21	0.98%	$4.98
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to Class I’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The following graph depicts the performance of the Strategic Bond Fund – Class I Shares versus the Citigroup Broad Investment Grade Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns – Class I Shares(1) (unaudited)

Twelve Months Ended 12/31/04	6.65%
Five Years Ended 12/31/04	8.56
2/17/98* through 12/31/04	7.15

Cumulative Total Return – Class I Shares(1) (unaudited)

2/17/98* through 12/31/04	60.69%
(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

Schedule of Investments

December 31, 2004

Face Amount	Security	Value
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS — 37.3%
$ 5,600,000	Federal Home Loan Mortgage Corp. (FHLMC), Gold, 5.000%, 30 year (a)(b)	$5,561,500
	Federal National Mortgage Association (FNMA):
2,600,000	4.500%, 30 year (a)(b)	2,513,061
6,500,000	5.000%, 30 year (a)(b)	6,449,222
3,000,000	5.500%, 30 year (a)(b)	3,045,936
6,675,000	6.000%, 30 year (a)(b)	6,902,364
8,500,000	6.500%, 30 year (a)(b)	8,914,375
16,734	8.000% due 7/1/30	18,149
1,711	7.500% due 8/1/30	1,834
25,051	7.500% due 9/1/30	26,849
3,907	8.000% due 9/1/30	4,237
31,483	7.500% due 11/1/30	33,744
5,744	8.000% due 1/1/31	6,230
22,872	7.500% due 2/1/31	24,514
	U.S. Treasury Bonds & Notes (c):
2,985,000	4.000% due 2/15/14	2,944,774
760,000	4.250% due 8/15/14	761,930
10,000	6.125% due 11/15/27	11,682
35,000	5.500% due 8/15/28	37,893
250,000	5.250% due 2/15/29	262,324
500,000	6.125% due 8/15/29 (d)	587,188
225,000	5.375% due 2/15/31 (d)	243,369

	TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost — $37,752,083)	38,351,175

ASSET-BACKED SECURITIES — 4.1%
210,000	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class-M5, 3.618% due 11/25/34 (e)	211,868
450,000	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 3.618% due 8/25/32 (e)	452,785
500,000	Bayview Financial Acquisition Trust, Series 2001-CA, Class-M3, 3.668% due 8/25/36 (e)(f)	497,656
	Bear Stearns Asset-Backed Securities NIM (f):
80,502	Series 2003-HE1N, Class A1, 6.500% due 8/25/05	80,833
133,393	Series 2004-FR1N, Class A1, 5.000% due 5/25/34	132,869
184,214	Series 2004-HE6N, Class A1, 5.250% due 8/25/34	183,862
	Countrywide Asset-Backed Certificates:
290,000	Series 2004-5, Class M4, 3.668% due 6/25/34 (e)	290,186
180,417	Series 2004-5N, Class N1, 5.500% due 10/25/35 (f)	180,362
167,179	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE12, Class M2, 3.638% due 9/25/31 (e)	167,908
297,959	First Consumers Master Trust, Series 2001-A, Class A, 2.713% due 9/15/08 (e)	290,875
235,427	Green Tree Financial, Series 1997-6, Class A8, 7.070% due 1/15/29	250,278
360,000	Metris Master Trust, Series 2001-2, Class B, 3.490% due 11/20/09 (e)	357,628
67,756	Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35	73,493
	Novastar Home Equity Loan (e):
100,000	Series 2003-4, Class M2, 4.043% due 2/25/34	102,633
220,000	Series 2004-1, Class M4, 3.393% due 6/25/34	219,642
250,000	Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 3.518% due 4/25/32 (e)	251,433
	Sail Net Interest Margin Notes (f):
17,276	Series 2003-3, 7.750% due 4/27/33	17,346
181,402	Series 2004-4A, 5.000% due 4/27/34	182,287
235,972	Series 2004-BN2A, 5.000% due 12/27/34	236,066

	TOTAL ASSET-BACKED SECURITIES (Cost — $4,092,868)	4,180,010

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%
$ 125,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32	$147,334
	Commercial Mortgage Pass-Through Certificate (f):
415,145	Series 2001-J2A, Class A1, 5.447% due 7/16/34	431,704
238,169	Series 2003-FL9, Class E, 3.403% due 11/15/15 (e)	239,882
6,599,742	First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.534% due 5/17/32 (e)(g)	199,057
500,000	Merit Securities Corp., Series 11PA, Class B2, 3.920% due 9/28/32 (e)(f)	484,766

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,448,202)	1,502,743

CORPORATE BONDS AND NOTES — 25.9%
Basic Industries — 3.3%
50,000	Abitibi-Consolidated Inc., Notes, 8.550% due 8/1/10 (c)	54,437
50,000	AK Steel Corp., 7.875% due 2/15/09 (c)	51,187
75,000	Aleris International Inc., Secured Notes, 10.375% due 10/15/10	85,500
75,000	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13	80,625
50,000	Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11 (c)(h)	30,000
75,000	BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (f)	84,937
100,000	Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12	115,000
125,000	Bowater Inc., Notes, 6.500% due 6/15/13 (c)	125,643
	Buckeye Technologies Inc., Sr. Sub. Notes:
50,000	9.250% due 9/15/08	50,250
50,000	8.000% due 10/15/10 (c)	50,250
60,000	Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due 8/15/11	67,800
250,000	Domtar, Inc., Notes, 5.375% due 12/1/13 (c)	247,947
75,000	FMC Corp., Secured Notes, 10.250% due 11/1/09	86,438
100,000	Huntsman Advanced Materials LLC, Secured Notes, 11.000% due 7/15/10 (f)	119,500
	Huntsman International LLC:
100,000	Sr. Notes, 9.875% due 3/1/09	110,250
20,000	Sr. Sub. Notes, 10.125% due 7/1/09 (c)	21,150
100,000	ISP Chemco, Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	113,500
49,000	Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14	60,760
125,000	Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12 (c)	149,063
75,000	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	87,938
135,000	Millennium America, Inc., Sr. Notes, 9.250% due 6/15/08 (c)	154,238
100,000	Mueller Holdings Inc., Discount Notes, (zero coupon until 4/15/09, 14.750% thereafter), due 4/15/14 (e)	69,000
100,000	Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14 (c)	107,000
50,000	Owens-Brockway Glass Container Inc., Sr. Secured Notes, 7.750% due 5/15/11 (c)	54,375
125,000	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11	141,250
50,000	Pliant Corp., 2nd Priority Lien Sr. Secured Notes, 11.125% due 9/1/09	54,750
150,000	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10	129,375
150,000	Resolution Performance Products LLC, Sr. Notes, 9.500% due 4/15/10 (c)	163,125
	Rhodia S.A. (c):
50,000	Sr. Notes, 7.625% due 6/1/10	50,375
75,000	Sr. Sub. Notes, 8.875% due 6/1/11	75,938
	Smurfit-Stone Container Enterprises, Inc., Sr. Notes:
50,000	9.750% due 2/1/11	55,000
125,000	8.375% due 7/1/12	136,875
50,000	Tekni-Plex, Inc., Sr. Secured Notes, 8.750% due 11/15/13 (f)	50,000
65,000	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	73,775
325,000	WMC Finance U.S.A., 5.125% due 5/15/13 (d)	324,607

		3,431,858

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Consumer Cyclicals — 1.6%
$ 50,000	Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (f)	$52,000
100,000	Cinemark Inc., Sr. Discount Notes, (zero coupon until 3/15/09, 9.750% thereafter), due 3/15/14 (e)	76,000
100,000	CSK Auto Inc., Sr. Sub. Notes, 7.000% due 1/15/14	98,625
150,000	Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125% due 5/1/08	150,750
12,000	Host Marriott Corp., Sr. Notes, Series B, 7.875% due 8/1/08	12,390
	Host Marriott, L.P., Sr. Notes:
100,000	Series E, 8.375% due 2/15/06	105,000
50,000	Series I, 9.500% due 1/15/07 (c)	55,000
50,000	Interface, Inc., Sr. Notes, 7.300% due 4/1/08	51,375
100,000	John Q. Hammons Hotels L.P., 1st Mortgage Series B, 8.875% due 5/15/12	113,500
100,000	Leslie’s Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08	106,625
75,000	Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08 (c)	79,125
225,000	Limited Brands, Debentures, 6.950% due 3/1/33 (c)	245,560
50,000	MeriStar Hospitality Operating Partnership, L.P./MeriStar Hospitality Finance Corp. II, Sr. Notes, 10.500% due 6/15/09	54,750
75,000	PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11	88,125
75,000	Sbarro, Inc., Sr. Sub. Notes, 11.000% due 9/15/09 (c)	76,125
50,000	Six Flags, Inc., Sr. Notes, 9.750% due 4/15/13 (c)	51,000
250,000	Walt Disney Co., Notes, 6.375% due 3/1/12 (d)	278,822

		1,694,772

Consumer Non-Cyclicals — 4.2%
100,000	aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (c)(e)	75,250
70,930	Ahold Lease U.S.A., Inc., Pass-Through Certificates, Series 2001-A-1, 7.820% due 1/2/20	77,003
50,000	Allied Security Escrow Corp., Sr. Sub. Notes, 11.375% due 7/15/11 (f)	52,500
50,000	AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13	53,375
44,000	Applica, Inc., Sr. Sub. Notes, 10.000% due 7/31/08	44,000
50,000	Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08	52,500
	Caesars Entertainment Inc. (c):
50,000	Sr. Notes, 7.000% due 4/15/13	55,375
25,000	Sr. Sub. Notes, 8.125% due 5/15/11	29,000
100,000	Chumash Casino & Resort Enterprise, Sr. Notes, 9.000% due 7/15/10 (f)	111,250
50,000	Community Health Systems, Sr. Sub. Notes, 6.500% due 12/15/12 (f)	50,625
275,000	DaimlerChrysler N.A. Holdings Corp., 4.050% due 6/4/08 (d)	274,649
100,000	Del Monte Corp., Sr. Sub. Notes, Series B, 9.250% due 5/15/11	110,000
	Doane Pet Care Co.:
50,000	Sr. Notes, 10.750% due 3/1/10	53,750
75,000	Sr. Sub. Notes, 9.750% due 5/15/07	74,250
75,000	Extendicare Health Services Inc., Sr. Sub. Notes, 9.500% due 7/1/10 (c)	84,375
25,000	HCA Inc., Notes, 6.375% due 1/15/15	25,147
75,000	Herbst Gaming Inc., Sr. Sub. Notes, 8.125% due 6/1/12	80,625
180,000	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08 (c)	149,400
275,000	Humana Inc., Sr. Notes, 6.300% due 8/1/18 (d)	282,698
50,000	IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14	54,750
125,000	Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12	105,625
100,000	Jafra Cosmetics International, Inc., Sr. Sub. Notes, 10.750% due 5/15/11	113,500
50,000	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	54,875
440,000	Kraft Foods, Inc., Notes, 5.625% due 11/1/11 (d)	466,594
50,000	Las Vegas Sands, Inc./Venetian Casino Resort LLC, Mortgaged Secured Notes, 11.000% due 6/15/10	57,313
50,000	Medical Device Manufacturing Inc., 10.000% due 7/15/12 (f)	54,125
150,000	MGM Mirage, Sr. Notes, 6.750% due 9/1/12	158,625
14,722	Nutritional Sourcing Corp., Notes, 10.125% due 8/1/09	10,379
75,000	Pinnacle Entertainment, Sr. Sub. Notes, 8.250% due 3/15/12	80,063
75,000	Pinnacle Foods Holdings Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (f)	71,813
25,000	Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08	27,250

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Consumer Non-Cyclicals — 4.2% (continued)
$ 200,000	Safeway, Inc., Debentures, 7.250% due 2/1/31 (c)	$229,964
50,000	Scientific Games Corp., Sr. Sub. Notes, 6.250% due 12/15/12 (f)	51,125
50,000	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14 (c)	53,250
125,000	Simmons Bedding Co., Sr. Discount Notes, (zero coupon until 12/1/09, 10.000% thereafter), due 12/15/14 (e)(f)	76,875
125,000	Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12	136,875
81,000	Tempur-Pedic Inc. & Tempur Production U.S.A. Inc., Sr. Sub. Notes, 10.250% due 8/15/10	93,555
	Tenet Healthcare Corp.:
125,000	Notes, 7.375% due 2/1/13 (c)	121,875
25,000	Sr. Notes, 6.875% due 11/15/31	21,438
125,000	Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (f)	135,938
125,000	United Industries Corp., Sr. Notes, Series D, 9.875% due 4/1/09 (c)	131,406
75,000	Vicar Operating, Inc., Sr. Sub. Notes, 9.875% due 12/1/09	82,500
100,000	VWR International Inc., 8.000% due 4/15/14	107,250
45,000	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12	49,639

		4,282,374

Energy — 2.9%
125,000	BRL Universal Equipment Corp., Sr. Secured Notes, 8.875% due 2/15/08	132,031
200,000	Devon Financing Corp. ULC, 6.875% due 9/30/11	226,821
300,000	Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08 (d)	302,547
	Dynegy Holdings Inc.:
25,000	Debentures, 7.125% due 5/15/18 (c)	22,406
175,000	Secured Notes, 9.875% due 7/15/10 (f)	196,437
225,000	El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12 (c)	228,937
	Forest Oil Corp., Sr. Notes:
50,000	8.000% due 12/15/11	57,375
50,000	7.750% due 5/1/14 (c)	54,625
100,000	Hanover Compressor Co., Sub. Notes, zero coupon (yield to maturity at issue, 11.000%), due 3/31/07	87,500
81,000	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	92,340
300,000	Nexen Inc., Notes, 5.050% due 11/20/13 (d)	298,457
275,000	Pinnacle West Capital Corp., Sr. Notes, 6.400% due 4/1/06 (d)	283,108
300,000	Precision Drilling Corp., Notes, 5.625% due 6/1/14 (d)	312,956
100,000	Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11	108,500
275,000	Valero Energy Corp., Notes, 4.750% due 6/15/13	272,125
75,000	Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due 5/15/11 (c)	80,250
	The Williams Cos. Inc., Notes:
75,000	7.625% due 7/15/19	82,875
25,000	7.875% due 9/1/21 (c)	28,000
125,000	8.750% due 3/15/32	144,219

		3,011,509

Financial — 4.6%
425,000	Bank of America Corp., Notes, 4.250% due 10/1/10 (d)	424,445
25,000	Borden U.S. Finance Corp./Nova Scotia Finance ULC, 9.000% due 7/15/14 (f)	27,875
250,000	Capital One Financial Corp., Notes, 7.250% due 5/1/06 (c)	262,153
350,000	CIT Group Inc., Sr. Notes, 7.750% due 4/2/12 (d)	414,886
150,000	Countrywide Home Loans Inc., Medium-Term Notes, Series L, 4.000% due 3/22/11	146,037
125,000	Ford Motor Credit Co., Notes, 7.875% due 6/15/10	137,873
475,000	General Electric Capital Corp., Medium-Term Notes, Series A, 6.000% due 6/15/12 (d)	518,550
425,000	General Motors Acceptance Corp., Notes, 6.875% due 9/15/11 (d)	436,117
225,000	Household Finance Corp., Notes, 6.375% due 11/27/12	248,988
300,000	Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (e)	289,350
300,000	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09 (d)	300,992
340,000	JPMorgan Chase & Co., Sub. Notes, 6.625% due 3/15/12 (c)	381,119

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Financial — 4.6% (continued)
$ 290,000	MBNA Corp., Notes, 4.625% due 9/15/08	$294,788
350,000	Morgan Stanley, Notes, 6.600% due 4/1/12 (d)	390,929
350,000	Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (f)	446,863

		4,720,965

Housing Related — 0.4%
100,000	Associated Materials Inc., Sr. Discount Notes, (zero coupon until 3/1/09, 11.250% thereafter), due 3/1/14 (e)	72,500
275,000	Boston Properties Inc., Sr. Notes, 6.250% due 1/15/13 (d)	298,832
50,000	Nortek, Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (f)	52,500

		423,832

Manufacturing — 1.0%
75,000	Alliant Techsystems, Inc., Sr. Sub. Notes, 8.500% due 5/15/11	82,500
175,000	Dana Corp., Notes, 7.000% due 3/1/29 (c)	175,437
50,000	DRS Technologies Inc., Sr. Sub. Notes, 6.875% due 11/1/13 (f)	52,500
125,000	Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13	125,625
75,000	Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10 (c)	83,250
175,000	L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12	192,938
50,000	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	56,625
100,000	Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11 (c)	112,500
112,000	TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13	130,480

		1,011,855

Media — 2.4%
	Cablevision Systems Corp., Sr. Notes (c)(f):
150,000	6.669% due 4/1/09 (e)	159,749
75,000	8.000% due 4/15/12	80,438
	Charter Communications Holdings, LLC:
	Sr. Discount Notes:
275,000	9.920% due 4/1/11	235,812
100,000	Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10 (e)	93,750
75,000	Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 (e)	55,500
50,000	Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12 (e)	34,250
75,000	Sr. Notes, 10.250% due 1/15/10	66,187
225,000	Comcast Cable Communications Holdings Inc, 8.375% due 3/15/13 (d)	277,875
	Dex Media West LLC/Dex Media Finance Co.:
50,000	Sr. Notes, Series B, 8.500% due 8/15/10	55,875
48,000	Sr. Sub. Notes, Series B, 9.875% due 8/15/13	55,560
125,000	DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	140,781
75,000	Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08, 11.500% thereafter), due 10/15/13 (c)(e)	55,500
85,000	Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 (c)	93,500
50,000	Interep National Radio Sales, Inc., Series B, 10.000% due 7/1/08 (c)	37,938
100,000	Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13 (c)	111,000
75,000	Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 (c)	81,000
110,000	NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11	123,750
25,000	PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14 (f)	28,031
100,000	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (f)	119,250
75,000	Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11 (c)	82,031
50,000	Rainbow National Services LLC, Sr. Sub. Debentures, 10.375% due 9/1/14 (f)	56,625
250,000	Time Warner Inc., 7.625% due 4/15/31 (d)	303,391
75,000	US Unwired Inc., Series B, 10.000% due 6/15/12	84,938

		2,432,731

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Services/Other — 0.8%
	Allied Waste North America, Inc., Sr. Notes, Series B:
$ 100,000	8.875% due 4/1/08 (c)	$107,500
125,000	9.250% due 9/1/12	135,937
75,000	Brand Services, Inc., Sr. Notes, 12.000% due 10/15/12	84,375
	Cenveo Corp.:
100,000	9.625% due 3/15/12	110,250
25,000	Sr. Sub. Notes, 7.875% due 12/1/13 (c)	23,375

	Iron Mountain, Inc.:
75,000	7.750% due 1/15/15	76,500
75,000	6.625% due 1/1/16	70,313
125,000	Muzak LLC, Sr. Notes, 10.000% due 2/15/09	117,031
112,000	SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06	113,680

		838,961

Technology — 0.4%
	Amkor Technologies Inc. (c):
25,000	Sr. Notes, 9.250% due 2/15/08	25,687
75,000	Sr. Sub. Notes, 10.500% due 5/1/09	75,375
225,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29 (c)	204,750
75,000	Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09	81,375

		387,187

Telecommunications — 2.0%
	Alamosa (Delaware) Inc.:
6,000	11.000% due 7/31/10	7,095
67,000	Sr. Discount Notes, (zero coupon until 7/31/05, 12.000% thereafter), due 7/31/09 (e)	73,030
	American Tower Corp., Sr. Notes (c):
39,000	9.375% due 2/1/09	41,437
25,000	7.500% due 5/1/12	26,375
235,000	AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31 (d)	317,821
125,000	Centennial Communications Corp., Sr. Notes, 8.125% due 2/1/14 (c)	129,062
	Crown Castle International Corp., Sr. Notes:
35,000	9.375% due 8/1/11	39,375
50,000	10.750% due 8/1/11	54,500
50,000	Series B, 7.500% due 12/1/13 (c)	54,000
205,000	Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15 (d)	226,525
	Qwest Services Corp., Notes (f):
100,000	14.000% due 12/15/10	120,750
150,000	14.500% due 12/15/14	190,500
25,000	SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12 (f)	25,625
75,000	SBA Telecommunications Inc., Sr. Discount Notes, (zero coupon until 12/15/07, 9.750% thereafter), due 12/15/11 (e)	63,563
50,000	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10	53,625
250,000	Sprint Capital Corp., 6.900% due 5/1/19 (d)	280,328
275,000	Telecom Italia Capital S.A., 4.000% due 1/15/10 (f)	269,938
50,000	UbiquiTel Operating Co., Sr. Notes, 9.875% due 3/1/11	56,375
25,000	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	27,313

		2,057,237

Transportation — 0.3%
63,771	Continental Airlines, Inc., Pass-Through Certificates, Series 981C, 6.541% due 9/15/08	58,827
275,000	Union Pacific Corp., Notes, 3.625% due 6/1/10 (d)	264,951

		323,778

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Utilities — 2.0%
	The AES Corp., Sr. Notes:
$ 100,000	9.375% due 9/15/10 (c)	$116,750
25,000	7.750% due 3/1/14	27,250
124,000	Allegheny Energy Supply Statutory Trust 2001, Secured Notes, Series A, 10.250% due 11/15/07 (f)	141,360
175,000	Appalachian Power Co., Sr. Notes, Series H, 5.950% due 5/15/33 (c)	177,418
	Calpine Corp. (c):
150,000	2nd Priority Sr. Secured Notes, 8.500% due 7/15/10 (f)	129,375
50,000	Sr. Notes, 7.875% due 4/1/08	41,000
50,000	Calpine Generating Co. LLC, Secured Notes, 11.169% due 4/1/11 (e)	49,125
150,000	Edison Mission Energy, Sr. Notes, 9.875% due 4/15/11 (c)	178,500
300,000	Entergy Gulf States Inc., 1st Mortgage, 6.200% due 7/1/33 (d)	301,040
150,000	Mirant Americas Generation, LLC, Sr. Notes, 9.125% due 5/1/31 (h)	157,125
175,000	NRG Energy, Inc., 2nd Priority Sr. Secured Notes, 8.000% due 12/15/13 (f)	191,625
	Reliant Energy Inc., Secured Notes:
25,000	9.250% due 7/15/10	28,000
125,000	9.500% due 7/15/13	142,656
375,000	United Utilities PLC, Sr. Notes, 4.550% due 6/19/18	344,378

		2,025,602

	TOTAL CORPORATE BONDS AND NOTES (Cost — $25,097,922)	26,642,661

Face Amount†
SOVEREIGN BONDS — 25.7%
Argentina — 0.4%
700,000	Republic of Argentina, Par Bond, Series L-GP, 6.000% due 3/31/23 (h)	395,500

Brazil — 4.9%
	Federative Republic of Brazil:
520,000	10.125% due 5/15/27	594,100
320,000	12.250% due 3/6/30 (d)	422,000
425,000	11.000% due 8/17/40	504,475
1,710,190	C Bond, 8.000% due 4/15/14 (d)	1,750,272
875,000	Collective Action Security, 10.500% due 7/14/14 (d)	1,041,250
772,065	DCB, Series L, 3.125% due 4/15/12 (e)	739,252

		5,051,349

Bulgaria — 0.1%
125,000	Republic of Bulgaria, 8.250% due 1/15/15 (f)	157,656

Colombia — 0.7%
	Republic of Colombia:
175,000	10.000% due 1/23/12	203,000
100,000	10.750% due 1/15/13	119,625
125,000	8.125% due 5/21/24	121,875
125,000	8.375% due 2/15/27	122,500
175,000	10.375% due 1/28/33	203,000

		770,000

Ecuador — 0.6%
	Republic of Ecuador (f):
525,000	12.000% due 11/15/12	540,750
125,000	8.000% due 8/15/30 (e)	109,219

		649,969

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount†		Security	Value
Finland — 0.8%
500,000	EUR	Government of Finland, 5.750% due 2/23/11	$771,377

Germany — 5.5%
250,000		Aries Vermogensverwaltung GmbH, Russian Federation Sovereign Credit-Linked Notes, Series C, 9.600% due 10/25/14 (f)	308,750
1,900,000	EUR	Bundesobligation, 4.250% due 2/15/08 (d)	2,687,332
1,800,000	EUR	Deutsche Bundesrepublik 5.250% due 1/4/11 (d)	2,704,469

			5,700,551

Italy — 0.5%
500,000		Region of Lombardy, 5.804% due 10/25/32	533,440

Malaysia — 0.3%
200,000		Malaysia, 7.500% due 7/15/11	233,883
100,000		Petronas Capital Ltd., 7.000% due 5/22/12 (f)	114,755

			348,638

Mexico — 2.7%
500,000		PEMEX Project Funding Master Trust, 9.500% due 9/15/27 (f)	628,750
		United Mexican States:
150,000		8.375% due 1/14/11	176,288
525,000		6.625% due 3/3/15	565,163
		Medium-Term Notes:
525,000		6.375% due 1/16/13	558,469
645,000		Series A, 5.875% due 1/15/14	662,738
150,000		8.300% due 8/15/31	175,875

			2,767,283

Panama — 0.3%
		Republic of Panama:
135,000		9.625% due 2/8/11	160,650
130,000		9.375% due 1/16/23	151,450

			312,100

Peru — 0.7%
		Republic of Peru:
250,000		9.125% due 2/21/12	292,188
100,000		9.875% due 2/6/15	124,000
225,000		FLIRB, 4.500% due 3/7/17 (e)	211,500
132,000		PDI, 5.000% due 3/7/17 (e)	126,060

			753,748

The Philippines — 0.8%
		Republic of The Philippines:
350,000		8.375% due 3/12/09	368,813
375,000		10.625% due 3/16/25	402,188

			771,001

Russia — 3.4%
		Russian Federation (f):
475,000		11.000% due 7/24/18	662,328
2,700,375		5.000% due 3/31/30 (e)	2,788,137

			3,450,465

South Africa — 0.2%
150,000		Republic of South Africa, 6.500% due 6/2/14	164,625

Supranational — 0.4%
340,000		Corporacion Andina de Fomento, 6.875% due 3/15/12 (c)	382,748

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount†		Security	Value

Sweden — 1.2%
7,800,000	SEK	Kingdom of Sweden, 4.000% due 12/1/09 (d)	$1,204,704

Turkey — 0.9%
		Republic of Turkey:
195,000		11.500% due 1/23/12	251,513
305,000		11.000% due 1/14/13	387,652
175,000		11.875% due 1/15/30	252,438

			891,603

Ukraine — 0.2%
		Republic of Ukraine (f):
100,000		6.875% due 3/4/11	102,865
100,000		7.650% due 6/11/13	106,953

			209,818

Venezuela — 1.1%
		Republic of Venezuela:
125,000		5.375% due 8/7/10	118,000
225,000		8.500% due 10/8/14	237,375
100,000		9.250% due 9/15/27	105,750
525,000		Collective Action Security, 10.750% due 9/19/13	624,750

			1,085,875

		TOTAL SOVEREIGN BONDS (Cost — $23,469,525)	26,372,450

LOAN PARTICIPATIONS (e)(i) — 0.3%
Morocco — 0.3%
267,407		Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (CS First Boston Corp.) (Cost — $249,377)	262,727

Shares
COMMON STOCK (j) — 0.5%
1,014		Axiohm Transactions Solutions Inc. (k)	0
2,754		NTL Inc.	200,932
1,982		SpectraSite, Inc. (c)	114,758
3,907		Telewest Global, Inc. (c)	68,685
11,359		UnitedGlobalCom Inc., Class A Shares (c)	109,728

		TOTAL COMMON STOCK (Cost — $338,438)	494,103

ESCROW SHARES (j)(k) — 0.0%
125,000		Breed Technologies, Inc.	0
26,481		Vlasic Foods International Inc.	2,383

		TOTAL ESCROW SHARES (Cost — $0)	2,383

PREFERRED STOCK — 0.1%
130		Alamosa Holdings, Inc., Series B, 7.500% Cumulative Convertible (Cost — $37,250)	121,973

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Warrants/ Rights	Security	Value

WARRANTS AND RIGHTS (j) — 0.0%
40	American Tower Corp., (Exercise price of $0.01 per share expiring on 8/1/08. Each warrant exercisable for 14.0953 shares of common stock.) (f)	$9,220
114,845	ContiFinancial Corp., Liquidating Trust, Units of Interest, (Represents interests in a trust in the liquidation of ContiFinancial Corp. and its affiliates.)	2,297
	United Mexican States, Value Recovery Rights:
250,000	Series C, expiring 6/30/05	3,563
250,000	Series D, expiring 6/30/06	6,750
250,000	Series E, expiring 6/30/07	6,088
1,250	Venezuela, Par Rights, expiring 4/15/20 (k)	0

	TOTAL WARRANTS AND RIGHTS (Cost — $3,765)	27,918

	SUB-TOTAL INVESTMENTS (Cost — $92,489,430)	97,958,143

Face Amount
SHORT-TERM INVESTMENTS (d) — 36.2%

COMMERCIAL PAPER — 23.0%
$ 2,685,000	Chariot Funding LLC, yield 2.340% due 1/13/05	2,682,906
2,685,000	Chesham Finance LLC, yield 2.350% due 1/13/05	2,682,897
1,340,000	DaimlerChrysler N.A. Holdings Corp., yield 2.460% due 1/13/05	1,338,901
1,340,000	Four Winds Funding Corp., yield 2.460% due 1/13/05	1,338,901
2,685,000	Galleon Capital LLC, yield 2.340% due 1/12/05	2,683,080
2,685,000	Hannover Funding Co., yield 2.360% due 1/13/05	2,682,888
2,685,000	Market Street Funding Corp., yield 2.340% due 1/13/05	2,682,906
2,685,000	Mica Funding LLC, yield 2.350% due 1/12/05	2,683,072
1,010,000	Surrey Funding Corp., yield 2.330% due 1/13/05	1,009,215
2,685,000	Tasman Funding Inc., yield 2.350% due 1/13/05	2,682,897
1,175,000	Thames Asset Global Securities, yield 2.360% due 1/13/05	1,174,076

	TOTAL COMMERCIAL PAPER (Cost — $23,641,739)	23,641,739

REPURCHASE AGREEMENTS — 13.2%
1,599,000	Bank of America Corp. dated 12/31/04, 2.150% due 1/3/05; Proceeds at maturity — $1,599,286; (Fully collateralized by various U.S. Government and Agency Obligations, 0.000% to 7.375% due 1/7/05 to 7/15/32; Market value — $1,631,019)	1,599,000
4,000,000	Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $4,000,747; (Fully collateralized by various U.S. Government Obligations, 0.000% to 13.875% due 2/15/05 to 4/15/32; Market value — $4,080,000)	4,000,000
4,000,000	Merrill Lynch & Co., Inc. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $4,000,747; (Fully collateralized by various U.S. Government and Agency Obligations, 1.750% to 6.200% due 4/17/06 to 12/30/24; Market value — $4,080,000)	4,000,000
4,000,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $4,000,723; (Fully collateralized by International Bank for Reconstruction & Development Notes and Bonds, and various U.S. Government and Agency Obligations, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $4,080,000)	4,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $13,599,000)	13,599,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $37,240,739)	37,240,739

	TOTAL INVESTMENTS — 131.6% (Cost — $129,730,169*)	135,198,882
	Liabilities in Excess of Other Assets — (31.6)%	(32,460,065)

	TOTAL NET ASSETS — 100.0%	$102,738,817

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value

SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
11,536,867	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $11,536,867)	$11,536,867

(a)	Security acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(b)	Security is traded on a TBA basis (See Note 1).
(c)	All or a portion of this security is on loan (See Notes 1 and 3).
(d)	Securities with an aggregate market value of $55,131,478 are segregated and/or held as collateral for to-be-announced (“TBA”) securities, open forward foreign currency contracts and/or open futures contracts.
(e)	Rate shown reflects rate in effect at December 31, 2004 on instrument with variable rate or step coupon rates.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(g)	Interest only security.
(h)	Security is currently in default.
(i)	Participation interests were acquired through the financial institutions indicated parenthetically.
(j)	Non-income producing security.
(k)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
†	Face amount denominated in U.S. dollars unless otherwise indicated.
*	Aggregate cost for federal income tax purposes is $129,769,666.

Abbreviations used in this schedule:
C Bond	—	Capitalization Bond
DCB	—	Debt Conversion Bond
EUR	—	Euro
FLIRB	—	Front Loaded Interest Reduction Bond
NIM	—	Net Interest Margin
PDI	—	Past Due Interest
SEK	—	Swedish Krona
TBA	—	To Be Announced

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investments, at value (Cost — $92,489,430)	$97,958,143
Short-term investments, at value (Cost — $37,240,739)	37,240,739

Total investments, at value (Cost — $129,730,169)	135,198,882
Securities purchased with loaned securities collateral, at value (Cost — $11,536,867) (Notes 1 and 3)	11,536,867
Foreign currency, at value (Cost — $230,455)	236,133
Cash	872
Interest receivable	1,308,246
Receivable for open forward foreign currency contracts (Notes 1 and 3)	362,753
Receivable from broker — variation margin	9,344
Receivable for securities sold	5,506
Receivable for Fund shares sold	11

Total Assets	148,658,614

LIABILITIES:
Payable for securities purchased	33,450,068
Payable for loaned securities collateral (Notes 1 and 3)	11,536,867
Payable for open forward foreign currency contracts (Notes 1 and 3)	482,199
Payable for Fund shares reacquired	289,465
Management fee payable	64,624
Deferred dollar roll income	29,676
Administration fee payable	4,308
Directors’ fees payable	351
Accrued expenses	62,239

Total Liabilities	45,919,797

Total Net Assets	$102,738,817

NET ASSETS:
Par value of capital shares (Note 6)	$9,446
Capital paid in excess of par value	97,252,723
Overdistributed net investment income	(456,765)
Accumulated net realized gain from investment transactions and futures contracts	484,297
Net unrealized appreciation of investments, futures contracts and foreign currencies	5,449,116

Total Net Assets	$102,738,817

Net Asset Value — Class I Shares ($102,738,817 ÷ 9,446,432 shares outstanding)	$10.88

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest	$5,612,542
Securities lending	13,071
Dividends	10,991

Total Investment Income	5,636,604

EXPENSES:
Management fee (Note 2)	736,683
Custody	63,499
Administration fee (Note 2)	49,112
Shareholder communications	40,601
Audit and tax fees	30,599
Legal	16,543
Directors’ fees	13,600
Registration fees	999
Transfer agency services	99
Other	8,601

Total Expenses	960,336

Net Investment Income	4,676,268

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	2,812,454
Futures contracts	(451,842)
Foreign currency transactions	(445,105)

Net Realized Gain	1,915,507

Net Change in Unrealized Appreciation/Depreciation From:
Investments and futures contracts	(560,296)
Foreign currencies	209,636

Net Change in Unrealized Appreciation/Depreciation	(350,660)

Net Gain on Investments, Futures Contracts and Foreign Currencies	1,564,847

Increase in Net Assets From Operations	$6,241,115

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$4,676,268	$4,566,030
Net realized gain	1,915,507	3,705,000
Net change in unrealized appreciation/depreciation	(350,660)	3,031,590

Increase in Net Assets From Operations	6,241,115	11,302,620

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,674,679)	(5,091,453)
Net realized gains	(1,808,439)	(2,137,863)

Decrease in Net Assets From Distributions to Shareholders	(6,483,118)	(7,229,316)

FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from sale of shares	20,455,164	34,935,317
Net asset value of shares issued for reinvestment of distributions	6,483,118	7,229,316
Cost of shares reacquired	(21,234,436)	(26,292,777)

Increase in Net Assets From Fund Share Transactions	5,703,846	15,871,856

Increase in Net Assets	5,461,843	19,945,160
NET ASSETS:
Beginning of year	97,276,974	77,331,814

End of year*	$102,738,817	$97,276,974

* Includes overdistributed net investment income of:	$(456,765)	$(381,204)

See Notes to Financial Statements.

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	Class I
	2004		2003	2002		2001		2000
Net Asset Value, Beginning of Year	$10.89		$10.39	$10.02		$9.75		$9.66

Income From Operations:
Net investment income	0.52		0.56	0.51		0.48		0.56
Net realized and unrealized gain	0.20		0.81	0.37		0.19		0.15

Total Income From Operations	0.72		1.37	0.88		0.67		0.71

Less Distributions From:
Net investment income	(0.53)		(0.61)	(0.51)		(0.40)		(0.62)
Net realized gains	(0.20)		(0.26)	—		—		—
Return of capital	—		—	—		—		(0.00	)*

Total Distributions	(0.73)		(0.87)	(0.51)		(0.40)		(0.62)

Net Asset Value, End of Year	$10.88		$10.89	$10.39		$10.02		$9.75

Total Return (1)	6.65%		13.23%	8.84%		6.91%		7.30%
Net Assets, End of Year (000s)	$102,739		$97,277	$77,332		$46,638		$25,179
Ratios to Average Net Assets:
Expenses (2)	0.98%		1.00%	1.02	%(3)	1.09	%(3)	1.00	%(3)
Net investment income	4.76		4.96	5.80		5.88		7.39
Portfolio Turnover Rate	70	%(4)	72%	54%		74%		74%

(1)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, excluding interest expense, will not exceed 1.00%.
(3)	The investment manager has voluntarily waived all or a portion of its fees for the years ended December 31, 2002, 2001 and 2000. If such fees were not voluntarily waived, the actual expense ratios would have been 1.03%, 1.21% and 1.39%, respectively.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 441%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund (“Fund”) is a separate investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (‘‘GAAP’’). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

(d) Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

Notes to Financial Statements

(continued)

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as investment income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer, for which specific information is not known, for example the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the date of valuation. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the securities.

(j) Security Transactions and Investment Income. Security transactions are accounted for on trade date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(k) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

Notes to Financial Statements

(continued)

(l) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of the relative daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(m) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(n) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $77,150 has been reclassified between accumulated net realized gain from investment transactions and accumulated net investment income due to book foreign currency transactions treated as ordinary income for tax and mortgage-backed securities treated as capital gains for tax purposes. This reclassification has no effect on net assets or net asset values per share.

2.  Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. This investment management fee is calculated daily and paid monthly. Salomon Brothers Asset Management Ltd. (“SBAM Ltd.”), another indirect wholly-owned subsidiary of Citigroup, provides certain advisory services to SBAM for the benefit of the Fund. SBAM Ltd. is compensated by SBAM at no additional expense of the Fund.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Fund. As compensation for its services, the Fund pays SBFM a fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. This administration fee is calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

The Fund has adopted a Rule 12b-1 Distribution Plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets attributable to Class II shares.

During the year ended December 31, 2004, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

During the year ended December 31, 2004, Citigroup or affiliated entities, held shares of the Fund in non-discretionary nominee accounts on behalf of certain non-affiliated investors.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

Notes to Financial Statements

(continued)

3.  Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

Purchases:
U.S. Government Agencies and Obligations	$26,864,698
Other investment securities	42,289,130

$69,153,828

Sales:
U.S. Government Agencies and Obligations	$23,632,009
Other investment securities	42,884,311

$66,516,320

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,775,609
Gross unrealized depreciation	(346,393)

Net unrealized appreciation	$5,429,216

At December 31, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10 Year Notes	2	3/05	$224,414	$223,875	$(539)
U.S. Treasury 20 Year Bonds	38	3/05	4,246,013	4,275,000	28,987

					28,448

Contracts to Sell:
U.S. Treasury 2 Year Notes	27	3/05	5,663,193	5,659,031	4,162
U.S. Treasury 5 Year Notes	113	3/05	12,417,867	12,377,031	40,836

					44,998

Net Unrealized Gain on Open Futures Contracts					$73,446

At December 31, 2004, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
To Buy:
Euro	7,177,076	$9,720,629	2/24/2005	$362,753

To Sell:
Euro	12,000,414	16,253,356	2/24/2005	(469,639)
Swedish Krona	8,750,300	1,312,560	2/24/2005	(12,560)

				(482,199)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(119,446)

Notes to Financial Statements

(continued)

The average monthly balance of mortgage dollar rolls outstanding during the year ended December 31, 2004 was $30,830,175. At December 31, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $33,061,664. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at December 31, 2004 included Lehman Brothers ($13,383,562).

For the year ended December 31, 2004, the Fund recorded interest income of $996,973 related to such dollar rolls.

At December 31, 2004, the Fund loaned securities having a market value of $11,333,925. The Fund received cash collateral amounting to $11,536,867 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market Fund, registered under the 1940 Act.

At December 31, 2004, the Fund held loan participations with a total cost of $249,377 and market value of $262,727.

4. Fund Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. The Fund enters into forward foreign currency contracts (“forward contracts”) to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund enters into futures contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the change in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a future transaction. The risks of entering into futures contracts exceed the related amounts included in the Statement of Assets and Liabilities and the Statement of Operations.

Other Risk. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

When the Fund enters into mortgage dollar roll transactions it is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Financial Statements

(continued)

5.  Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. At the meeting held on December 9, 2004, the Board of Directors approved increasing the line of credit to $150 million; this increase in the line of credit was secured as of December 31, 2004. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2004, the commitment fee allocated to the Fund was $3,057. Since the line of credit was established, there have been no borrowings.

6.  Capital Stock

At December 31, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses as discussed in Note 1L.

Transactions in Class I shares were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Shares sold	1,843,227	3,173,655
Shares issued on reinvestment	598,131	664,845
Shares reacquired	(1,931,056)	(2,344,630)

Net Increase	510,302	1,493,870

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2004 the Fund had not issued any Class II shares.

7.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$4,759,067	$6,379,472
Net long-term capital gains	1,724,051	849,844

Total Distributions Paid	$6,483,118	$7,229,316

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$516,465
Undistributed long-term capital gains — net	221,676

Total undistributed earnings	738,141
Other book/tax temporary differences	(671,112	)*
Unrealized appreciation	5,409,619	**

Total Accumulated Earnings	$5,476,648

*	Other temporary book/tax differences are attributable primarily to tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts and the differences in the book/tax treatment of various items.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Notes to Financial Statements

(continued)

8.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Strategic Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Strategic Bond Fund (the “Fund”, a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 18, 2005

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by contacting the transfer agent at 1-800-SALOMON.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); Group Vice President, Mergers & Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year : 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Vice President of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM; Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004) of certain mutual funds associated with Citigroup; Accounting Manager with CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected until the Investment Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Important Tax Information

(unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2004.

Record Date	6/24/2004	12/27/2004

Payable Date	6/25/2004	12/28/2004

Interest from Federal Obligations	4.75%	4.75%

Long-term Capital Gain Distributions Paid Per Share	$0.0358	$0.1585

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

ROBERT FEITLER

Executive Vice President

VINCENT GAO, CFA

Executive Vice President

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

MARK J. MCALLISTER, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and

Chief Legal Officer

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Strategic Bond Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Strategic Bond Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

399 PARK AVENUE • NEW YORK, NEW YORK 10022	05–7886

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for Salomon Brothers Variable Series Funds Inc were $190,000 and $173,500 for the years ended 12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers Variable Series Funds Inc were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Variable Series Funds Inc were $25,200 and $25,200 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $1.39 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers Variable Series Funds Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Salomon Brothers Variable Series Funds Inc’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99. CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2005